UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 8, 2018

COMPUTER PROGRAMS AND SYSTEMS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-49796	74-3032373
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6600 Wall Street, Mobile, Alabama 36695 (Address of Principal Executive Offices, including Zip Code)
(251) 639-8100 (Registrant’s telephone number, including area code)

N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 1.01     Entry into a Material Definitive Agreement.

On February 8, 2018, Computer Programs and Systems, Inc., a Delaware corporation (“CPSI”), as borrower, and certain subsidiaries of CPSI, as guarantors, entered into a Third Amendment (the “Amendment”) to CPSI’s existing Credit Agreement, dated as of January 8, 2016 (as amended, the “Credit Agreement”), with the lenders named therein and Regions Bank, as administrative agent and collateral agent (“Regions”), to increase the aggregate principal amount of the revolving credit facility (the “Amended Revolving Credit Facility”) from $45 million to $50 million. This Amendment increases the aggregate principal amount of the credit facilities from $162 million to $167 million, which includes a $117 million term loan facility and the $50 million Amended Revolving Credit Facility.

The additional proceeds of the Amended Revolving Credit Facility will be used to finance the ongoing working capital requirements and other general corporate purposes of CPSI and its subsidiaries permitted under the Credit Agreement.

Except as modified by the Amendment, as described above, all of the terms of the Credit Agreement remain unchanged. The foregoing summary of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is hereby incorporated by reference into this Item 2.03.

Forward-Looking Statements

Certain statements herein contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements relating to the availability of credit under the Amended Revolving Credit Facility. Such statements made by CPSI are based upon management’s current expectations and are subject to various risks and uncertainties that could cause CPSI’s actual results, performance and plans with respect to the Amended Revolving Credit Facility to differ materially from those expressed or implied in any forward-looking statement. These risks and uncertainties include CPSI’s ability to draw down the Amended Revolving Credit Facility in compliance with the Amendment; other factors beyond CPSI’s control; and the risk factors described from time to time in CPSI’s public releases and reports filed with the Securities and Exchange Commission, including but not limited to, CPSI’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

Item 9.01     Financial Statements and Exhibits.

The following exhibits are filed herewith:

Exhibit Number	Description

10.1
Third Amendment, dated as of February 8, 2018, by and among Computer Programs and Systems, Inc., certain of its subsidiaries, as guarantors, certain lenders named therein, and Regions Bank, as administrative agent and collateral agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPUTER PROGRAMS AND SYSTEMS, INC.

Date: February 14, 2018                    By: /s/ J. Boyd Douglas
J. Boyd Douglas
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1
Third Amendment, dated as of February 8, 2018, by and among Computer Programs and Systems, Inc., certain of its subsidiaries, as guarantors, certain lenders named therein, and Regions Bank, as administrative agent and collateral agent.